TRI-COUNTY FINANCIAL CORPORATION
                           --------------------------

                               Guaranty Agreement

                           --------------------------

     THIS  AGREEMENT  is  entered  into  this  25 day  of  February,  1998  (the
"Effective  Date"),  by  and  between  Tri-County  Financial   Corporation  (the
"Company") and Michael L. Middleton (the "Employee").

     WHEREAS, the Employee has heretofore been employed by Community Bank of Tri-County (the "Bank") as its President and Chief Executive Officer, and has entered into an agreement (the "Bank Agreement") restated as of February 23, 1998, with the Employee; and

     WHEREAS, the Board of Directors (the "Board") of the Company believes it is in the best interests of the Company to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the long-term retention of the Employee; and

     WHEREAS, the parties desire by this writing to set forth the Company's commitment to guarantee the Bank's obligations under the Bank Agreement with the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.  Consideration from Company:  Joint and Several  Liability.  The Company
         ---------------------------------------------------------
hereby agrees that to the extent permitted by law, it shall be jointly and severally liable with the Bank for the payment of all amounts due under the Bank Agreement, provided that the paragraphs of the Bank Agreement that appear under the heading "Termination or Suspension under Federal Law" shall be inapplicable to this Agreement. The Board may in its discretion at any time during the term of this Agreement agree to pay the Employee a base salary for the remaining term of this Agreement. If the Board agrees to pay such salary, the Board shall thereafter review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     2. Discretionary  Bonuses;  Participation in Retirement,  Medical and Other
        ------------------------------------------------------------------------
Plans.  The Employee  shall  participate  in an equitable  manner with all other
-----
senior management employees of the Company in discretionary bonuses that the Board may award from time to time to the Company's senior management employees, as well as in (i) any of the following plans or programs that the Company may now or in the future maintain: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified plans provided by the Company, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date; and (ii) any fringe benefits which are or may become available to the Company's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement.

     3.  Indemnification.  The Company  agrees that its Bylaws shall continue to
         ---------------
provide for indemnification of directors, officers, employees and agents of the Company, including the Employee, during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

     4. Successors and Assigns.
        ----------------------

        (a) Company. This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Company.

        (b) Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

     5.  Amendments.  No  amendments  or  additions to this  Agreement  shall be
         ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     6. Applicable Law. Except to the extent  preempted by Federal law, the laws
        --------------
of the State of Maryland shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     7. Severability. The provisions of this Agreement shall be deemed severable
        ------------
and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     8. Entire  Agreement.  This Agreement,  together with any  understanding or
        -----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                                     TRI-COUNTY FINANCIAL CORPORATION

/s/ Henry A. Shorter, Jr.                   By /s/ Michael L. Middelton
------------------------------------           ---------------------------------
Secretary                                      Its Chairman of the Board


WITNESS:



/s/ C. Marie Brown                             /s/ Michael L. Middleton
-------------------------------------          ---------------------------------
                                               Michael L. Middleton

                        TRI-COUNTY FINANCIAL CORPORATION
                           --------------------------

                               Guaranty Agreement

                           --------------------------

     THIS AGREEMENT is entered into this 22 day of April, 1998 (the "Effective Date"), by and between Tri-County Financial Corporation (the "Company") and C. Marie Brown (the "Employee").

     WHEREAS, the Employee has heretofore been employed by Community Bank of Tri-County (the "Bank") as its Senior Vice President, and the Bank has entered into an employment agreement (the "Bank Agreement") dated December 17, 1993, with the Employee; and

     WHEREAS, the Board of Directors (the "Board") of the Company believes it is in the best interests of the Company to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the long-term retention of the Employee; and

     WHEREAS, the parties desire by this writing to set forth the Company's commitment to guarantee the Bank's obligations under the Bank Agreement with the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.  Consideration from Company:  Joint and Several  Liability.  The Company
         --------------------------------------------------------
hereby agrees that to the extent permitted by law, it shall be jointly and severally liable with the Bank for the payment of all amounts due under the Bank Agreement, provided that the paragraphs of the Bank Agreement that appear under the heading "Termination or Suspension under Federal Law" shall be inapplicable to this Agreement. The Board may in its discretion at any time during the term of this Agreement agree to pay the Employee a base salary for the remaining term of this Agreement. If the Board agrees to pay such salary, the Board shall thereafter review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase her salary.

     2. Discretionary  Bonuses;  Participation in Retirement,  Medical and Other
        ------------------------------------------------------------------------
Plans.  The Employee  shall  participate  in an equitable  manner with all other
-----
senior management employees of the Company in discretionary bonuses that the Board may award from time to time to the Company's senior management employees, as well as in (i) any of the following plans or programs that the Company may now or in the future maintain: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified plans provided by the Company, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date; and (ii) any fringe benefits which are or may become available to the Company's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement.

     3.  Indemnification.  The Company  agrees that its Bylaws shall continue to
         ---------------
provide for indemnification of directors, officers, employees and agents of the Company, including the Employee, during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

     4. Successors and Assigns.
        ----------------------

        (a) Company. This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Company.

        (b) Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

     5.  Amendments.  No  amendments  or  additions to this  Agreement  shall be
         ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     6. Applicable Law. Except to the extent  preempted by Federal law, the laws
        --------------
of the State of Maryland shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     7. Severability. The provisions of this Agreement shall be deemed severable
        ------------
and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     8. Entire  Agreement.  This Agreement,  together with any  understanding or
        -----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                                     TRI-COUNTY FINANCIAL CORPORATION

/s/ Henry A. Shorter, Jr.                   By /s/ Michael L. Middleton
------------------------------------           ---------------------------------
Secretary                                      Its Chairman of the Board


WITNESS:

/s/ Barbara A. Lucas                           /s/ C. Marie Brown
------------------------------------          ---------------------------------
                                              C. Marie Brown

                        TRI-COUNTY FINANCIAL CORPORATION

                           --------------------------

                               Guaranty Agreement

                           --------------------------

     THIS AGREEMENT is entered into this 22 day of April, 1998 (the "Effective Date"), by and between Tri-County Financial Corporation (the "Company") and Gregory C. Cockerham (the "Employee").

     WHEREAS, the Employee has heretofore been employed by Community Bank of Tri-County (the "Bank") as its Senior Vice President, and the Bank has entered into an employment agreement (the "Bank Agreement") dated February 23, 1998, with the Employee; and

     WHEREAS, the Board of Directors (the "Board") of the Company believes it is in the best interests of the Company to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the long-term retention of the Employee; and

     WHEREAS, the parties desire by this writing to set forth the Company's commitment to guarantee the Bank's obligations under the Bank Agreement with the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.  Consideration from Company:  Joint and Several  Liability.  The Company
         ---------------------------------------------------------
hereby agrees that to the extent permitted by law, it shall be jointly and severally liable with the Bank for the payment of all amounts due under the Bank Agreement, provided that the paragraphs of the Bank Agreement that appear under the heading "Termination or Suspension under Federal Law" shall be inapplicable to this Agreement. The Board may in its discretion at any time during the term of this Agreement agree to pay the Employee a base salary for the remaining term of this Agreement. If the Board agrees to pay such salary, the Board shall thereafter review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     2. Discretionary  Bonuses;  Participation in Retirement,  Medical and Other
        ------------------------------------------------------------------------
Plans.  The Employee  shall  participate  in an equitable  manner with all other
-----
senior management employees of the Company in discretionary bonuses that the Board may award from time to time to the Company's senior management employees, as well as in (i) any of the following plans or programs that the Company may now or in the future maintain: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified plans provided by the Company, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date; and (ii) any fringe benefits which are or may become available to the Company's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement.

     3.  Indemnification.  The Company  agrees that its Bylaws shall continue to
         ---------------
provide for indemnification of directors, officers, employees and agents of the Company, including the Employee, during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

     4. Successors and Assigns.
        ----------------------

        (a) Company. This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Company.

        (b) Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

     5.  Amendments.  No  amendments  or  additions to this  Agreement  shall be
         ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     6. Applicable Law. Except to the extent  preempted by Federal law, the laws
        --------------
of the State of Maryland shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     7. Severability. The provisions of this Agreement shall be deemed severable
        ------------
and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     8. Entire  Agreement.  This Agreement,  together with any  understanding or
        -----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.



ATTEST:                                     TRI-COUNTY FINANCIAL CORPORATION

/s/ Henry A. Shorter, Jr.                   By Michael L. Middleton
------------------------------------           ---------------------------------
Secretary                                      Its Chairman of the Board


WITNESS:
/s/ Barbara A. Lucas                           /s/ Gregory C. Cockerham
-------------------------------------          ---------------------------------
                                               Gregory C. Cockerham

                                      -3-